UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 5)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

The definitive additional materials contained in this filing are the same as the Amendment No. 7 to Solicitation/Recommendation Statement on Schedule 14D-9, as amended, filed with the U.S. Securities and Exchange Commission on May 4, 2011. Item references herein are to items of the Amendment No. 7 to Solicitation/Recommendation Statement on Schedule 14D-9, as amended.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14D-9

Rule 14d-101

SOLICITATION/RECOMMENDATION STATEMENT

Under Section 14(d)(4)

of the Securities Exchange Act of 1934

(Amendment No. 7)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Subject Company)

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

(Name of Person(s) Filing Statement)

Common Stock, par value $0.001 per share

(Title of Class of Securities)

579793100

(CUSIP Number of Class of Securities)

William T. Freeman

Chief Executive Officer

1414 NW Northrup Street, Suite 700

Portland, Oregon 97209

(503) 226-3440

(Name, Address and Telephone Number of Person Authorized to Receive

Notices and Communications on Behalf of the Person(s) Filing Statement)

With a copy to:

Marcus J. Williams, Esq. Laura Baumann, Esq. Davis Wright Tremaine LLP 1201 Third Avenue Suite 2200 Seattle, Washington 98101 (206) 622-3150	David Fox, Esq. Thomas W. Christopher, Esq. Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Introduction

This Amendment No. 7 (this “Amendment”) amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by McCormick & Schmick’s Seafood Restaurants, Inc., a Delaware corporation (the “Company”), on April 20, 2011, as amended on April 21, 2011, April 22, 2011, April 27, 2011, May 2, 2011, May 3, 2011, and May 4, 2011 (as amended, the “Statement”). The Statement relates to the unsolicited tender offer (the “Offer”) made by LSRI Holdings, Inc. (“Bidder”), a Delaware corporation and a wholly owned subsidiary of Landry’s Restaurants, Inc. (“Landry’s”), a Delaware corporation, to purchase all of the outstanding Company Common Stock, together with the associated preferred share purchase rights (the “Rights”) (other than those shares already owned by Tilman J. Fertitta, who is the controlling shareholder of both Bidder and Landry’s, and Mr. Fertitta’s affiliates), at a purchase price of $9.25 per share, net to seller in cash without interest thereon and less any required withholding tax, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 7, 2011, as amended, and the related Letter of Transmittal, copies of which are attached to the Tender Offer Statement on Schedule TO filed with the SEC on April 7, 2011, as amended on April 22, 2011, by Bidder, Mr. Fertitta, and Landry’s.

Except as otherwise set forth below, the information set forth in the original Statement remains unchanged and is incorporated herein by reference as relevant to the items in this Amendment. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

Item 9.	Material to be Filed as Exhibits.

Item 9, “Material to be Filed as Exhibits” is hereby amended and supplemented by inserting the following exhibits thereto:

Exhibit	Item

(a)(14)	Press Release issued by the Company dated May 4, 2011

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Solicitation/Recommendation Statement is true, complete and correct.

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

/s/ William T. Freeman
Name: William T. Freeman
Title: Chief Executive Officer

Dated: May 4, 2011

Exhibit (a)(14)

FOR IMMEDIATE RELEASE

McCormick & Schmick’s Files Investor Presentation

Company Continues to Urge Stockholders NOT to Tender into the LSRI Holdings

Unsolicited Tender Offer and to Vote FOR the Election of the Company’s Directors at the

Upcoming Annual Meeting

PORTLAND, Ore. — May 4, 2011 – McCormick & Schmick’s Seafood Restaurants, Inc. (Nasdaq: MSSR) today filed an investor presentation with the Securities and Exchange Commission (“SEC”) in connection with the unsolicited tender offer from LSRI Holdings, Inc., a wholly-owned subsidiary of Landry’s Restaurants, Inc., to acquire all outstanding common stock of McCormick & Schmick’s not already owned by it or its affiliates at a price of $9.25 per share in cash. The investor presentation is available on the SEC’s website at www.sec.gov and on the Company’s website at www.McCormickandSchmicks.com by clicking on the “Investor Relations” tab.

The McCormick & Schmick’s Board of Directors, after careful consideration with the assistance of its independent financial and legal advisors, unanimously rejected the unsolicited tender offer from LSRI Holdings. The Board believes that the unsolicited tender offer is not in the best interests of the Company and all McCormick & Schmick’s stockholders as it undervalues the Company, is highly conditional, opportunistically timed and seeks to advance the financial and competitive interests of LSRI Holdings at the expense of all other McCormick & Schmick’s stockholders.

Additionally, the Company recently announced that its Board of Directors has determined to engage in a sale process as well as a broad evaluation of the Company’s other strategic alternatives, with the assistance of its financial and legal advisors, to enhance value for all McCormick & Schmick’s stockholders. During this process, management will continue to refine and execute the Company’s previously announced strategic revitalization plan.

The McCormick & Schmick’s Board also continues to recommend that stockholders vote “FOR” the election of the Company’s directors on the WHITE proxy card at the upcoming McCormick & Schmick’s Annual Meeting of Stockholders, scheduled for May 26, 2011.

Piper Jaffray & Co. is serving as McCormick & Schmick’s financial advisor, and Davis Wright Tremaine LLP, Kirkland & Ellis LLP and Morris, Nichols, Arsht & Tunnell LLP are serving as its legal counsel.

About McCormick & Schmick’s

McCormick & Schmick’s Seafood Restaurants, Inc. is a leading seafood restaurant operator in the affordable upscale dining segment. The Company now operates 94 restaurants, including 87 restaurants in the United States and seven restaurants in Canada under The Boathouse brand. McCormick & Schmick’s has successfully grown over the past 39 years by focusing on serving a broad selection of fresh seafood.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Tilman J. Fertitta, through his affiliate LSRI Holdings, Inc., a subsidiary of Landry’s Restaurants, Inc., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange

Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the registrant (when available) through the SEC’s Electronic Data Gathering and Retrieval database at http://www.sec.gov.

Forward-Looking Statements

Certain statements contained in this release constitute forward-looking statements. These statements are not guarantees of future performance or assurances of an expected course of action, and therefore, readers should not put undue reliance upon them. Some of the statements that are forward-looking include statements of belief or intent predicated on the Company’s expectations for future revenues and strategic opportunities. There are a large number of factors that can cause the Company to deviate from plans or to fall short of expectations. As to the forward-looking matters contained in this release, factors that can cause such changes include the Company’s ability to respond timely and in accordance with the laws applicable to the Company and its Board of Directors. The Company’s business as a whole is subject to a number of risks, and to the extent those risks are known to be material, they have been listed and discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2010. Please note that forward-looking statements are current as of today. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Investor Relations:

MacKenzie Partners, Inc.

Amy Bilbija, 212-929-5802

or

Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

Matthew Sherman / Nicole Greenbaum, 212-355-4449